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Exhibit 99.02

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of Click2learn, Inc., on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-K"), I, John D. Atherly, Chief Financial Officer of Click2learn, Inc., certify, pursuant to 18 U.S.C.§1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

        (1)  The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

        (2)  The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Click2learn, Inc..

Dated: March 27, 2003

/s/ JOHN D. ATHERLY John D. Atherly Chief Financial Officer

        A signed original of this written statement required by Section 906 has been provided to Click2learn, Inc. and will be retained by Click2learn, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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Exhibit 99.02